Exhibit 10.4
FORM OF FOUNDERS’ SHARES SUBSCRIPTION AGREEMENT
     This SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of February 27, 2008, by and between Market Street Acquisition Corp., a Delaware corporation (the “Company”), and [_] (the “Subscriber”).
     WHEREAS, the Company is proposing to file a registration statement (the “Registration Statement”) on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with a proposed initial public offering (the “Initial Public Offering”) of 35,000,000 units (“Units”), each consisting of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one warrant to purchase one additional share of Common Stock for $7.50, subject to the terms and conditions set forth in the Registration Statement; and
     WHEREAS, in order to capitalize the Company prior to the Initial Public Offering, the Company desires to issue and sell, and the Subscriber desires to purchase and acquire, certain Shares (as defined below) on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:
     1. Purchase and Sale of Shares. The Subscriber hereby subscribes for and purchases from the Company, and the Company hereby issues and sells to the Subscriber, [_] ([_]) shares (the “Shares”) of Common Stock of the Company for an aggregate purchase price of $[_] ($[_]), the receipt and sufficiency of which is hereby acknowledged. Upon receipt by the Company of said consideration on this date, the Company shall issue to the Subscriber a stock certificate or certificates (or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the stock ledger of the Company) representing such fully-paid and non-assessable shares of Common Stock of the Company. The subscription will represent [_] ([_]%) of the total number of outstanding shares of Common Stock of the Company.
     2. Redemption of Shares. If and to the extent that the underwriters for the Initial Public Offering (the “Underwriters”) do not exercise in full their option to purchase up to 5,250,000 Units to cover over-allotments (as described in the Registration Statement) prior to the expiration or termination of such option, the Company shall redeem, at cost, up to 1,312,500 Shares from the Subscriber and other individuals who will beneficially own Common Stock prior to the Initial Public Offering (the “Other Insiders”) thereof on a pro rata basis in an amount sufficient to cause the number of Shares held by the Subscriber and the Other Insiders and their respective permitted transferees to equal 20% of the Company’s then-outstanding Common Stock after giving effect to the Initial Public Offering (without giving effect to any Units purchased by the Subscriber or the Other Insiders or any such transferees in the Initial Public Offering) and the exercise, if any, of the Underwriters’ over-allotment option. The parties shall give effect to this mandatory redemption of Shares within ten business days following the earlier to occur of the expiration or termination of the Underwriters’ over-allotment option. If the Underwriters exercise their over-allotment option in full, the Company shall have no right or obligation to redeem any of the Shares.
     3. Restrictive Legends. All certificates representing the Shares shall have endorsed thereon the following legends:

Exhibit 10.4
     (a) “The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under the Securities Act or an opinion of counsel satisfactory to the Company that such registration statement is not required.”
     (b) “Some of the securities represented by this Certificate may be subject to redemption pursuant to Section 2 of the Share Subscription Agreement, dated as of February 27, 2008, between the Company and [_].”
     (c) Any legend required by state securities or blue sky laws or regulations.
     4. Investment Representations. In connection with the purchase of the Shares, the Subscriber represents to the Company the following:
     (a) The Subscriber is familiar with the Company’s business plans and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Subscriber has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Subscriber understands that its investment in the Shares involves a high degree of risk. The Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision with respect to the Subscriber’s acquisition of the Shares. The Subscriber has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Shares, and is able to bear the economic risk of an investment in the Shares in the amount contemplated hereunder. The Subscriber understands that there presently is no public market for the securities and none is anticipated to develop in the foreseeable future. The Subscriber can afford a complete loss of its investment in the Subscriber. The Subscriber is purchasing the Shares for investment for the Subscriber’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
     (b) The Subscriber understands that the Shares have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and the Subscriber’s compliance with, the representations and warranties and agreements of the Subscriber set forth herein to determine the availability of such exemptions and the eligibility of the Subscriber to acquire such Shares, including, but not limited to, the bona fide nature of the Subscriber’s investment intent as expressed herein.
     (c) The Subscriber further acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber understands that the certificates evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company.
     (d) The Subscriber represents that the Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
     (e) The Subscriber has all necessary [corporate][limited liability company][limited partnership] power and authority, if applicable, to enter into this Agreement and to consummate the transactions contemplated hereby. All [corporate][limited liability company][limited partnership] action, if applicable,

Exhibit 10.4
necessary to be taken by the Subscriber to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Subscriber in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Subscriber. This Agreement constitutes the valid, binding and enforceable obligation of the Subscriber, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The purchase by the Subscriber of the Shares does not conflict with the organizational documents of the Subscriber, if applicable, or with any material contract by which the Subscriber or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Subscriber or its property.
     (f) The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.
     (g) The Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.
[Signature Page to Follow]

Dated: February 27, 2008

By:
	Name:	[_]
	Title:	[_]

Accepted and Agreed on this
27th day of February, 2008:
MARKET STREET ACQUISITION CORP.

By:

	Name:	Jason N. Ader
	Title:	Chief Executive Officer and President
[Signature Page to Form of Founder Shares Subscription Agreement]